                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                              8.10% NOTES DUE 2005

                              8.50% NOTES DUE 2010

                                       OF

                                V.F. CORPORATION


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of V.F. Corporation, a Pennsylvania corporation (the "Company"),
made pursuant to the Prospectus, dated     , 2000 (as the same may be amended or
supplemented from time to time the "Prospectus"), if certificates for the outstanding 8.10% notes due 2005 or outstanding 8.50% notes due 2010 of the Company (together, the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit the Old Notes, the Letter of Transmittal and all other required documents to reach U.S. Bank Trust National Association (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON       , 2001 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").

           TO: U.S. BANK TRUST NATIONAL ASSOCIATION, AS EXCHANGE AGENT

     By Mail or Hand/Overnight Delivery:                 By Facsimile:

     U.S. Bank Trust National Association                (651) 244-8884
             180 East 5th Street
              St. Paul, MN 55101                     Confirm by Telephone:
        Attention: Specialized Finance
                                                         (651) 244-1197

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

             PLEASE SIGN AND COMPLETE                                     Name(s) of Registered Holder(s):

Signature(s) of Owner(s) or
                                                               -------------------------------------------------------

Authorized Signatory:
                      ---------------------------------        -------------------------------------------------------

                                                               Address:
-------------------------------------------------------                 ----------------------------------------------

Principal Amount of Old Notes Tendered:*
                                                               -------------------------------------------------------

                                                               Area Code and Telephone No.:
-------------------------------------------------------                                     --------------------------

                                                               If Old Notes will be tendered by book-entry transfer
-------------------------------------------------------        provide the following information:
Certificate No(s). of Old Notes (if available):
                                                               Signature:
-------------------------------------------------------                   --------------------------------------------

                                                               DTC Account Number:
-------------------------------------------------------                            -----------------------------------

Date:                                                          Date:
     --------------------------------------------------              -------------------------------------------------


     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        ------------------------------------------------------------------------

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Capacity:
         -----------------------------------------------------------------------

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Address(es):
            --------------------------------------------------------------------

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DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

              THE GUARANTEE ON THE OPPOSITE PAGE MUST BE COMPLETED


------------------------------------
* Must be in denominations of $1,000 and integral multiples thereof.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") as an "eligible guarantor institution," including (as such terms are defined therein):
(i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at the address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or agent's message in lieu thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter of Transmittal (or agent's message in lieu thereof) and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.



Name of Firm:
             --------------------------------------          -----------------------------------------------------
                                                                                (Authorized Signature)
Address:
        -------------------------------------------
                                                             Name:
                                                                  ------------------------------------------------

---------------------------------------------------
                  (Include Zip Code)                         Title:
                                                                   -----------------------------------------------


Area Code and                                                Date:
Telephone No.: ------------------------------------               ------------------------------------------------


                                                                  ------------------------------------------------


DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


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